OTHER LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Other Liabilities
Deferred employee compensation	$ 6,584	$ 3,943
Deferred income on forgivable government loans	2,098	2,525
Contract liabilities	938	565
Royalty liabilities	926	301
Deferred social security tax	0	3,239
Other	359	168
Other liabilities	12,547	14,766
Interest rate swap agreements
Other Liabilities
Interest rate swap agreements	$ 1,642	$ 4,025